UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2008
(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification No.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Disclosure of Entry into or Modification of Compensation Arrangements

Effective July 21, 2008, the Herman Miller, Inc. Board of Directors and the Executive Compensation Committee approved new base salary levels and established target payout percentages under the Executive Incentive Cash Bonus Plan and the Long Term Incentive Plan (LTIP) for the CEO and other key executives for fiscal year 2009. Achievement of the targets under the cash bonus plan and LTIP are, in part, based upon economic value added (EVA) improvement from the previous year as determined by the Executive Compensation Committee. The table below presents the new base salaries effective as of July 21, 2008, and target percentages for the Company’s named executive officers for the Company’s 2009 fiscal year beginning June 1, 2008 based upon achieving targeted EVA improvement.

Name of Executive	Base Salary	Target Bonus as a % of Base Salary	Target Value of Grants Under LTIP as a % of Base Salary

Brian C. Walker	$720,000	100%	225%
John Portlock(1)	£190,000	60%	60%
Curtis S. Pullen	$350,000	60%	100%
Andy Lock	$330,000	60%	100%
Gary S. Miller	$293,000	60%	100%
Elizabeth A. Nickels	$277,000	60%	60%

(1)Base salary for Mr. Portlock is denominated in British Pounds Sterling.

On July 21, 2008, the Herman Miller, Inc., Board of Directors also issued a new form of agreement for the following compensatory benefit plans under which the executives in the above table are eligible to participate:

•	Herman Miller Inc. Long-Term Incentive Plan Stock Option Agreement – A form of agreement is attached as exhibit 99.1 to this Form 8-K.

•	Herman Miller, Inc. Long-Term Incentive Performance Share Award – A form of agreement is attached as exhibit 99.2 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 21, 2008, the Company’s Board of Directors amended the Herman Miller, Inc. Bylaws to change the requirements for shareholders to (a) nominate an individual to serve as a director of the company, and (b) submit other proposals to be considered by vote of the company’s shareholders. The latter change revised the timing of the notice requirements for such proposals. With respect to annual meetings, any notice must now be submitted not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of shareholders. Proposals for special meetings must be received not later than the close of business on the 10th day following the date on which the meeting was first publicly announced, or if there is no announcement, not later than the close of business on the 10th day following the date the meeting notice was first mailed to shareholders. A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 99.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Form of Herman Miller, Inc., Long-Term Incentive Plan Stock Option Agreement

99.2	Form of Herman Miller, Inc., Long-Term Incentive Performance Share Award

99.3	Amended and restated Bylaws of Herman Miller, Inc.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2008	HERMAN MILLER, INC. (Registrant) By: /s/ Curtis S. Pullen —————————————— Curtis S. Pullen Chief Financial Officer

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